SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 13, 2004

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of Registrants as Specified in their Charters)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(States or Other Jurisdictions of Incorporation)	(Commission file Numbers)	(IRS Employer Identification Nos.)

Five Greenwich Office Park, Greenwich, Connecticut 06830

(Address of Principal Executive Offices) (Zip Code)

Registrants’ telephone number, including area code (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 13, 2004, the boards of directors of United Rentals, Inc., and United Rentals (North America), Inc., each elected Mark A. Suwyn to serve as a Class 3 director. Mr. Suwyn will serve on the audit committee of the board of United Rentals, Inc. A press release announcing the election of Mr. Suwyn as a director is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1	Press release of United Rentals, Inc., dated September 13, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of September, 2004.

UNITED RENTALS, INC.

By:	John N. Milne
Name:	John N. Milne
Title:	President and Chief Financial Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	John N. Milne
Name:	John N. Milne
Title:	President and Chief Financial Officer

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